                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 12, 2000


                          UNITED PETROLEUM CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                        0-25006            13-3103494
   (STATE OR OTHER JURISDICTION          (COMMISSION         (IRS EMPLOYER
         OF INCORPORATION)               FILE NUMBER)      IDENTIFICATION NO.)



              5800 N.W. 74TH AVENUE
              MIAMI, FLORIDA                               33166

              (ADDRESS OF PRINCIPAL                      (ZIP CODE)
                EXECUTIVE OFFICES)


                                 (305) 592-3100

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 12, 2000, the Company's Audit Committee recommended to the Company's Board of Directors, and the Board of Directors approved, the engagement of Deloitte & Touche LLP ("D&T") as the Company's independent auditors for the fifty-three week fiscal year ending on the Sunday nearest August 31, 2000, to replace the firm of J.H. Cohn LLP ("Cohn") who was engaged by the Company since March 22, 1999. Prior to the merger on November 12, 1999 of F.S. Convenience Stores, Inc. ("FSCI") and United Petroleum Group, Inc., a wholly-owned subsidiary of the Company, in a transaction accounted for as a reverse acquisition, D&T were the independent auditors for FSCI, the accounting acquirer, and the related group of Farm Stores entities. The Company advised Cohn on April 13, 2000 that it had determined to engage D&T as the Company's independent auditors, effective that date.

         The report of Cohn on the Company's financial statements for the portion of the past two years during which it was engaged by the Company did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as noted in the following sentence. Cohn's report for the fiscal year ended December 31, 1998 included an explanatory paragraph stating that the consolidated financial statements of the Company were prepared assuming that the Company would continue as a going concern and that the Company's financial condition raised substantial doubt about its ability to continue as a going concern.

         In connection with the audit of the Company's financial statements for the fiscal year ended December 31, 1998, and in the subsequent interim period, there were no disagreements with Cohn on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Cohn, would have caused Cohn to make reference to the matter in connection with its report. In addition, during the aforementioned fiscal year and the subsequent interim period during which Cohn served the Company, the Company had no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         Cohn has not advised the Company, during the portion of the two most recent fiscal years during which it was engaged by the Company or in the subsequent interim period, that: (A) the internal controls necessary for the Company to develop reliable financial statements do not exist; (B) information has come to their attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management; (C) there was a need to expand significantly the scope of their audits, or (D) information has come to their attention that they have concluded will, or that if further investigated may, materially impact the fairness or reliability of either previously issued audit reports or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent audited financial statements covered by an audit report.

         No consultations occurred between the Company and D&T, during the two most recent fiscal years and any subsequent interim period prior to the Company's engagement of D&T, regarding the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the Company's financial statements, nor was any report or oral advice provided by D&T to the Company that D&T concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

         Cohn has furnished to the Company a letter addressed to the United States Securities and Exchange Commission stating that it agrees with the statements concerning Cohn and made by the Company herein. A copy of that letter is filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         (16) Letter regarding change in certifying accountant from J.H. Cohn LLP dated April 17, 2000



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               UNITED PETROLEUM CORPORATION
                                (Registrant)



                               By:  /s/  Carlos E. Bared
                                  ---------------------------
Date: April  18, 2000             Carlos E. Bared
                                  Sr. Vice-President and Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT
NUMBER             DESCRIPTION
-------            -----------
16                 Letter from J.H. Cohn dated April 17, 2000 regarding change in registrant's certifying accountant